EXHIBIT 10.3


(Multicurrency--Cross Border)



                                    ISDA(R)
                     International Swaps and Derivatives Association, Inc.

                               MASTER AGREEMENT
                               dated as of [___]


[___] and [___]

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:--

1.    Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.    Obligations

(a)   General Conditions.

      (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

      (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

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      (iii)  Each obligation of each party under Section 2(a)(i) is subject to
      (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)   Netting. If on any date amounts would otherwise be payable:--

      (i)    in the same currency; and

      (ii)   in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)   Deduction or Withholding for Tax.

      (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

             (1)  promptly notify the other party ("Y") of such requirement;

             (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

             (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

             (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

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                  (A)  the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                  (B)  the failure of a representation made by Y pursuant to
                  Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

      (ii)   Liability. If:--

             (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

             (2)  X does not so deduct or withhold; and

             (3) a liability resulting from such Tax is assessed directly against X,

      then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.    Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:--

(a)   Basic Representations.

      (i) Status. It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing;

      (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorize such execution, delivery and performance;

      (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or

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      other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

      (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

      (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.    Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:--

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:--

      (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

      (ii)   any other documents specified in the Schedule or any Confirmation;
      and

      (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified. as soon as reasonably practicable.

(b) Maintain Authorizations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organized, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.    Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:--

      (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

      (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

      (iii)  Credit Support Default.

             (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

             (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

             (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

      (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

      (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party
      (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

      (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

      (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:--

             (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

      (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:--

             (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

             (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified
Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in
(ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:--

      (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):--

             (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

             (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

      (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

      (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under
      Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

      (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

      (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6.    Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section
5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)   Right to Terminate Following Termination Event.

      (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

      (ii)   Transfer to Avoid Termination Event. If either an Illegality under
      Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

      If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

      Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

      (iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice

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      thereof is given under Section 6(b)(i) on action to avoid that
      Termination Event.

      (iv)   Right to Terminate. If:--

             (1)  a transfer under Section 6(b)(ii) or an agreement under
             Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

             (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)   Effect of Designation.

      (i)    If notice designating an Early Termination Date is given under
      Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

      (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)   Calculations.

      (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

      (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss," and a payment method, either the "First Method" or the "Second Method." If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method," as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

      (i) Events of Default. If the Early Termination Date results from an Event of Default:--

             (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

             (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

             (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

             (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

      (ii) Termination Events. If the Early Termination Date results from a Termination Event:--

             (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

             (2)  Two Affected Parties. If there are two Affected Parties:--

                  (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                  (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

             If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

      (iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

      (iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.    Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:--

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.    Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.    Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)   Counterparts and Confirmations.

      (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

      (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.   Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organization of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.   Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.   Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

      (i) if in writing and delivered in person or by courier, on the date it is delivered;

      (ii) if sent by telex, on the date the recipient's answerback is received;

      (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

      (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

      (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.   Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

      (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

      (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.   Definitions

As used in this Agreement:--

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:--

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) is respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)   in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorization, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organized, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under
Section 11. A party will determine its Loss as of the relevant Early Termination Date or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated organized, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of:--

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meaning specified in the Schedule.

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions),
(b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated Transactions" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"Termination Event" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this Master Agreement.


[___]                                                              [___]


By:                                     By:
    ------------------------------           ------------------------------
    Name:                                    Name:
    Title:                                   Title:

                                                   Pro forma Granite Programme
                                    Cross Currency/Interest Rate ISDA Schedule



(Multicurrency - Cross Border)

                                   SCHEDULE

                                    to the

                                   1992 ISDA

                               MASTER AGREEMENT

           dated as of the Trade Date specified in the Confirmation,


between

(1)      [o] ("Party A"); and

(2)      GRANITE MASTER ISSUER plc ("Party B").

Part 1.  Termination Provisions.

(a)      "Specified Entity" means in relation to Party A for the purpose of:-

         Section 5(a)(v), none

         Section 5(a)(vi), none

         Section 5(a)(vii), none

         Section 5(b)(iv), none

         and in relation to Party B for the purpose of:-

         Section 5(a)(v), none

         Section 5(a)(vi), none

         Section 5(a)(vii), none

         Section 5(b)(iv), none

(b)      "Specified Transaction" will have the meaning specified in Section 14.

(c) The "Cross Default" provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B.

         "Specified Indebtedness" will have the meaning specified in Section 14 of this Agreement.

         "Threshold Amount" means, with respect to Party A and any guarantor of Party A's obligations under this Agreement, USD10 million.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will apply to Party A and will not apply to Party B.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f) Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:-

(i)      Market Quotation will apply.

(ii)     The Second Method will apply.

(g)      "Termination Currency" means Sterling.

(h) Additional Termination Event will apply. The events which constitute Additional Termination Events are set forth in Part 5(f), Part 5(k)(iii), Part 5(l)(iv) and Part 5(m)(v) of this Agreement.

Part 2.  Tax Representations

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B will each make the following representation:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to
         Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purposes of Section 3(f) of the Agreement, the following representation will not apply to Party A and [will] [will not] apply to Party B:

         (i) [it is a "non-U.S. branch of a foreign person" (as that term is used in Section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations) for U.S. federal income tax purposes.][Sidley Note - the Master Issuer should give this representation if requested by a US swap counterparty. Non-UK/US swap counterparties may request alternative representations which should be considered on a case by case basis]

Part 3.  Agreement to Deliver Documents

         For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:-

(a)      Tax forms, documents or certificates to be delivered are:-

    Party required to       Form/Document/                     Date by which to
    deliver document        Certificate                        be delivered
    [None]/[Party B]        [None]/[An executed United         [None]/[On signing of this
                            States Internal Revenue            Agreement][Sidley Note - the Master
                            Service Form W8-BEN                Issuer will provide this form if
                            (or any successor thereto)]        requested by a US based swap
                                                               counterparty.]

(b) Other documents to be delivered are:-

         Party required               Form/Document/                 Date by which            Covered by
         to deliver                   Certificate                    to be delivered          Section 3(d)
         document                                                                             Representation
         Party A and                  Appropriate evidence of its    On signing of this       Yes
         Party B                      signatory's authority          Agreement

         Party B                      Certified copy of              On signing of this       Yes
                                      board resolution               Agreement

         Party A                      Legal opinion of counsel       On signing of this       No
                                                                     Agreement

         Party B                      Legal opinion of counsel       On signing of this       No
                                                                     Agreement

         Party A                      An executed copy of the        On signing of this       Yes
                                      Credit Support Document[s]     Agreement
                                      listed in Part 4(f) below

Part 4.  Miscellaneous

(a) Addresses for Notices. For the purpose of Section 12(a) of this Agreement:-

         Address for notices or communications to Party A:-

         Address:                   [o]

         Attention:                 [o]

         Facsimile No.:             [o]

         Address for notices or communications to Party B:-

         Address:            Granite Master Issuer plc
                             Fifth Floor
                             100 Wood Street
                             London
                             EC2V 7EX

         With a copy to:     Northern Rock plc
                             Northern Rock House
                             Gosforth
                             Newcastle upon Tyne
                             NE3 4PL

         Attention:          Keith M. Currie

         Facsimile No.:      +44 (0)191 279 4694


         With a copy to the Note Trustee:-

         Address:            The Bank of New York
                             One Canada Square
                             48th Floor
                             London
                             E14 5AL

         Attention:          Corporate Trust (Global Structured Finance)

         Facsimile No.:      +44 (0)20 7964 6399

(b)      Process Agent. For the purpose of Section 13(c) of this Agreement:-

         Party A appoints as its Process Agent:  None.

         Party B appoints as its Process Agent:  None.

(c)      Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)      Multibranch Party. For the purpose of Section 10(c) of this Agreement:-

         Party A is not a Multibranch Party and will act through its London branch.

         Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent shall be as specified in the Confirmation.

(f)      Credit Support Document. Details of any Credit Support Document:-

         In respect of Party A: the 1995 Credit Support Annex (Bilateral Form
         - Transfer) between Party A and Party B dated as of the date hereof (the "Credit Support Annex").

         In respect of Party B:     none.

(g)      Credit Support Provider.

         Credit Support Provider means, in relation to Party A, none.

         Credit Support Provider means, in relation to Party B, none.

(h) Governing Law. This Agreement will be governed by and construed in accordance with English law.

(i) Netting of Payments. Sub-paragraph (ii) of Section 2(c) of this Agreement will apply to Transactions entered into under this Agreement unless otherwise specified in a Confirmation.

(j) "Affiliate" will have the meaning specified in Section 14 of this Agreement.

Part 5.  Other Provisions

(a)      Definitions and Interpretation

         Capitalised terms used in this Agreement shall, except where the context otherwise requires and save where otherwise defined in this Agreement, bear the meanings given to them in the Programme Master Definitions Schedule and the Issuer Master Definitions Schedule (each as defined in the Confirmation). Such Issuer Master Definitions Schedule shall prevail to the extent that it conflicts with such Programme Master Definitions Schedule.

         For the purposes of this Agreement:

         "Issuer Notes" has the meaning given to such term in the Confirmation.

(b)      No Set-Off

         (i) All payments under this Agreement shall be made without set-off or counterclaim, except as expressly provided for in
                 Section 6. For the avoidance of doubt, Section 2(c) shall not be affected by this provision.

         (ii) Section 6(e) shall be amended by the deletion of the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

(c)      Security Interest

         Notwithstanding Section 7, Party A hereby agrees and consents to the assignment by way of security by Party B of its interests under this Agreement (without prejudice to, and after giving effect to, any contractual netting provision contained in this Agreement) to the Note Trustee (or any successor thereto) pursuant to and in accordance with the terms and conditions of the Issuer Deed of Charge and acknowledges notice of such assignment.

(d)      Disapplication of certain Events of Default

         Section 5(a)(ii), Section 5(a)(iii), Section 5(a)(iv), Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii)(2),(5),(7) and (9) and
         Section 5(a)(viii) will not apply in respect of Party B.

         Section 5(a)(vii)(8) will not apply to Party B to the extent that it applies to Section 5(a)(vii)(2),(5),(6) and (7).

         Sections 5(a)(vii)(3) and 5(a)(vii)(4) are deleted in their entirety and replaced with the following:

         "(3) makes a general assignment, arrangement or composition with or for the benefit of its creditors, provided that where such general assignment, arrangement and/or composition is contemplated by the Transaction Documents, this Section 5(a)(vii)(3) shall not apply to Party B; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or a petition is presented for its winding-up or liquidation or the making of an administration order against it and such proceeding or petition results in a judgment of insolvency or bankruptcy or the making of an order for its winding-up, administration or liquidation;"

(e)      Disapplication of certain Termination Events

         The "Tax Event" and "Tax Event Upon Merger" provisions of Sections 5(b)(ii) and 5(b)(iii) will not apply to Party A or to Party B.

(f)      Additional Termination Events

         (A)   Party B Additional Termination Events:

         The following shall each constitute an Additional Termination Event with respect to Party B:

         (i) Note Enforcement Notice. The Note Trustee serves an Issuer Enforcement Notice on Party B in accordance with Condition 9 (Events of Default) of the Issuer Notes.

         (ii) Redemption and Prepayment of the Issuer Notes. The Issuer Notes are redeemed in full in accordance with the Issuer Conditions at any time prior to their Final Maturity Date.

         In the case of each of (i) and (ii) above, Party B shall be the sole Affected Party, except that: [in the case of (i), if the event described therein occurs on or after the Termination Date (as defined in the Confirmation), and](1) in the case of (ii), there shall be deemed to be two Affected Parties for the purposes only of Section 6(b)(iv).

         (B)   Party A Additional Termination Event:

         The following shall constitute an Additional Termination Event with respect to Party A:


-------------

(1) The words in square brackets will be incorporated into the Confirmation only where the Class of the Issuer Notes referred to therein are rated on their issuance "AAA" (or equivalent) by S&P, "AAA" (or equivalent) by Fitch and "Aaa" (or equivalent) by Moody's.

         Without prejudice to any other remedies available to Party B under this Agreement or otherwise, it shall be an Additional Termination Event under this Agreement if the Additional Tax Representation in
         Part 5(n)(iii) proves to have been incorrect or misleading in any material respect with respect to one or more Transactions when made or repeated or deemed to have been made or repeated. The sole Affected Party shall be Party A.

(g)      Northern Rock plc as Party B's Agent

         Party B hereby declares that pursuant to the Issuer Cash Management Agreement it has appointed Northern Rock plc to act as its agent for the purpose, inter alia, of the operation of this Agreement and dealing with payments hereunder. Accordingly, unless and until written notice is received by Party A from the Note Trustee that such appointment has been terminated, Party A shall be entitled to treat all communications and acts relating to this Agreement received from or carried out by Northern Rock plc as agent for Party B under the Issuer Cash Management Agreement as being those of Party B, and Party B hereby agrees to ratify and confirm the same.

(h)      Security, Enforcement and Limited Recourse

         (i) Party A confirms to Party B that it is, or will be, by the date hereof, bound by the terms of the Issuer Deed of Charge and, in particular, confirms that: (i) save as otherwise expressly set out in the Issuer Deed of Charge, no sum shall be payable by or on behalf of Party B to it except in accordance with the Issuer Priority of Payments as set out in the Issuer Deed of Charge (as the same may be amended, restated, supplemented and/or otherwise modified from time to time); and (ii) it will not take any steps for the winding up, dissolution or reorganization or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of Party B or of any or all of its revenues and assets nor participate in any ex parte proceedings nor seek to enforce any judgment against Party B except as provided in the Issuer Deed of Charge.

         (ii) In relation to all sums due and payable by Party B to Party A, Party A agrees that it shall have recourse only to sums available to Party B for the purpose of making payments to Party A in accordance with the relevant Issuer Priority of Payments and the Issuer Deed of Charge.

         (iii) If, on any payment date under a Transaction, an amount is payable by Party B to Party A and Party B does not pay such amount in full on such date (after the application of Section 2(c) to such Transaction) because of the limitation contained in Part 5(h)(i) above, then: (A) payment by Party B of the shortfall (and the corresponding payment obligation of Party A with respect to such shortfall (being the full amount Party A would otherwise owe on such date less the actual amount payable by Party A determined in accordance with Part 5(h)(iii)(C)
                below)) will not then fall due, [but will instead be deferred until the first Payment Date (as defined in the Confirmation) thereafter on which sufficient funds are available (subject to the limitation in Part 5(h)(i) above)](2), (B) failure by Party B to make the full payment under such Transaction (after the application of Section 2(c) to such Transaction) shall not constitute an Event of Default for the purpose of Section 5(a)(i), and (C) the obligation of Party A to make payment to Party B, in respect of the same Transaction, on such date, will be reduced so that Party A will be obligated to pay the Equivalent Percentage of the amount it would otherwise owe under that Transaction. "Equivalent Percentage" means the percentage obtained by dividing the amount paid by Party B by the amount it would have paid on the relevant date absent such limitation multiplied by one hundred.

         (iv) If an Early Termination Date results from an Event of Default or a Termination Event, any amount payable (other than in respect of any Interim Exchange Amounts [and Floating Amounts](3) (each as defined in the Confirmation)) (the payment of which was deferred or not paid in the circumstances described under Part 5(h)(iii) above by Party A or by Party B, as the case may be, under this Agreement) will be deemed to be Unpaid Amounts owing to Party B or, as the case may be, owing to Party A on the Early Termination Date.

         (v) Following the calculation thereof, and in any event no later than two Local Business Days prior to any relevant Payment Date (as defined in the relevant Confirmation), Party B agrees to notify Party A of the amount of any shortfall[, the payment of which by Party B is deferred in accordance with Part 5(h)(iii) above)](4).

(i)      Scope of Agreement

         It is hereby understood and agreed that the provisions of this Agreement shall only apply to the Transaction entered into between Party A and Party B on the Trade Date specified in the only Confirmation that supplements, forms part of, and is subject to this Agreement (and, for the avoidance of doubt, all references in this Agreement to "Confirmation" shall be to such Confirmation) and that no other Transaction may be entered into pursuant hereto except in accordance with sub-Parts 5(k)(i)(A), 5(k)(ii)(B), 5(l)(i)(D), 5(l)(iii),



-----------------
(2) The words in square brackets will not be incorporated into the Confirmation where the Class of the Issuer Notes referred to therein are rated on their issuance "AAA" (or equivalent) by S&P, "AAA" (or equivalent) by Fitch and "Aaa" (or equivalent) by Moody's.

(3) The words in square brackets will be incorporated into the Confirmation only where the Class of the Issuer Notes referred to therein are rated on their issuance "AAA" (or equivalent) by S&P, "AAA" (or equivalent) by Fitch and "Aaa" (or equivalent) by Moody's.

(4) The words in square brackets will not be incorporated into the Confirmation where the Class of the Issuer Notes referred to therein are rated on their issuance "AAA" (or equivalent) by S&P, "AAA" (or equivalent) by Fitch and "Aaa" (or equivalent) by Moody's.

         5(m)(i)(A), 5(m)(ii)(A) or 5(m)(iv), or where the Rating Agencies have confirmed in writing that the then current ratings of the Issuer Notes would not be adversely affected by such other Transaction.

(j)      Authorised Person

         For the purposes of Section 3 of this Agreement, Party A represents to Party B (which representation will be deemed to be repeated by Party A on each date on which a Transaction is entered into and until all outstanding payment and delivery obligations of Party A, from time to time, under this Agreement have been satisfied in full) that it is an authorised person for the purposes of the Financial Services and Markets Act 2000 (or any successor to it).

(k) Ratings Downgrade of Party A - Standard & Poor's Rating Services, a division of The McGraw-Hill Companies Inc. ("S&P")

         (i)    Initial S&P Note Downgrade Event

         In the event that an Initial S&P Note Downgrade Event occurs, then Party A shall, within 30 days of the occurrence of such Initial S&P Note Downgrade Event, at its own cost, either:-

         (A) provide collateral in the form of cash and/or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; or

         (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party whose short-term, unsecured and unsubordinated debt obligations are rated at least as high as "A-1+" (or its equivalent) by S&P or such other rating as is commensurate with the rating assigned to the Issuer Notes by S&P from time to time; or

         (C) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement whose short-term, unsecured and unsubordinated debt obligations are rated at least as high as "A-1+" (or its equivalent) by S&P or such other rating as is commensurate with the rating assigned to the Issuer Notes by S&P from time to time; or

         (D) take such other action as Party A may agree with S&P as will result in the rating of the Issuer Notes then outstanding following the taking of such action being rated no lower than the rating of the Issuer Notes immediately prior to such downgrade.

         If any of sub-paragraphs (k)(i)(B), (k)(i)(C) or (k)(i)(D) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to sub-paragraph
         (k)(i)(A) above will be transferred back to Party A, and Party A will not be required to transfer any additional collateral in respect of such particular Initial S&P Note Downgrade Event.

         (ii)   Subsequent S&P Note Downgrade Event

                (A) Party A shall, within 10 days of the occurrence of a Subsequent S&P Note Downgrade Event, at its own cost and expense, use its best endeavours to take the action set out in sub-paragraph (k)(i)(B) above; and

                (B) if, at the time a Subsequent S&P Note Downgrade Event occurs, Party A has provided collateral in accordance with the provisions of the Credit Support Annex pursuant to sub-paragraph (k)(i)(A) above following an Initial S&P Note Downgrade Event, it will continue to provide collateral notwithstanding the occurrence of a Subsequent S&P Note Downgrade Event until such time as the action in sub-paragraph (k)(ii)(A) above has been taken.

         If the action set out in sub-paragraph (k)(ii)(A) above is taken at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to sub-paragraph (k)(i)(A) above will be transferred back to Party A, and Party A will not be required to transfer any additional collateral in respect of such Subsequent S&P Note Downgrade Event.

         (iii)  Additional Termination Events

                If Party A does not take any of the measures described in sub-paragraphs (k)(i) or (k)(ii) above such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event with respect to Party A and shall be deemed to have occurred on the thirtieth day following the Initial S&P Note Downgrade Event or Subsequent S&P Note Downgrade Event, as applicable, with Party A as the sole Affected Party.

                However, in the event that Party B were to designate an Early Termination Date and there would be a payment due to Party A, Party B may only designate such an Early Termination Date in respect of an Additional Termination Event under this sub-paragraph (k)(iii) if Party B has found a replacement counterparty willing to enter into a new transaction with Party B on terms that reflect as closely as reasonably possible (as the Note Trustee, on behalf of Party B may, in its absolute discretion, determine) the economic, legal and credit terms of the Terminated Transaction with Party A.

         (iv)   S&P Definitions

                For the purposes of this Part 5(k):

                an "Initial S&P Note Downgrade Event" will occur where:

                (a) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor), or any guarantor of Party A's obligations under this Agreement (or its successor), cease to be rated at least as high as "A-1+" (or its equivalent) by S&P, and

                (b) as a result of such cessation, the then current rating of the Issuer Notes may, in the reasonable opinion of S&P, be downgraded or placed under review for possible downgrade; and

                a "Subsequent Note Downgrade Event" will occur where:

                (a) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor), or any guarantor of Party A's obligations under this Agreement (or its successor), cease to be rated at least as high as "BBB-" (or its equivalent) by S&P, and

                (b) as a result of such cessation, the then current rating of the Issuer Notes may, in the reasonable opinion of S&P, be downgraded or placed under review for possible downgrade.

(l)      Ratings Downgrade of Party A - Moody's Investors Service Limited
         ("Moody's")

         (i)    Initial Moody's Note Downgrade Event

                Within 30 days of the occurrence of an Initial Moody's Note Downgrade Event, Party A shall, on a reasonable efforts basis and at its own cost, attempt to:

                (A) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B or (y) a replacement third party which, as agreed with Moody's, will not adversely affect the ratings of the Issuer Notes; or

                (B) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement. Such co-obligor or guarantor may be either (x) a person with the Required Ratings domiciled in the same legal jurisdiction as Party A or Party B, or (y) a person, who as agreed with Moody's, will not adversely affect the ratings of the Issuer Notes; or

                (C) take such other action as Moody's shall confirm to Party A will remedy an Initial Moody's Note Downgrade Event; or

                (D) provide collateral in the form of cash or securities or both, in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex.

                If any of sub-paragraphs (l)(i)(A), (l)(i)(B) or (l)(i)(C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to sub-paragraph (l)(i)(D) above will be transferred back to Party A and Party A will not be required to transfer\ any additional collateral as a consequence of such particular Initial Moody's Note Downgrade Event.

         (ii)   Subsequent Moody's Note Downgrade Event

                Party A shall, within 30 days of the occurrence of a Subsequent Moody's Note Downgrade Event, on a reasonable efforts basis and at its own cost, attempt to:

                (A) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party which, as agreed with Moody's, will not adversely affect the ratings of the Issuer Notes; or

                (B) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement. Such co-obligor or guarantor may be either (x) a person with the Required Ratings domiciled in the same legal jurisdiction as Party A or Party B, or (y) a person, who as agreed with Moody's, will not adversely affect the ratings of the Issuer Notes; or

                (C) take such other action as Moody's shall confirm to Party A will remedy a Subsequent Moody's Note Downgrade Event.

         (iii)  Subsequent Moody's Note Downgrade Event - Collateral
                Requirements

                Pending compliance with any of sub-paragraphs (l)(ii)(A),
                (l)(ii)(B) or (l)(ii)(C) above, Party A will at its own cost and within 10 days of such Subsequent Moody's Note Downgrade Event or 30 days of the occurrence of an Initial Moody's Note Downgrade Event, whichever is the earlier, provide collateral in the form of cash or securities or both, in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; provided that, if at the time when a Subsequent Moody's Note Downgrade Event occurs, Party A has provided collateral pursuant to the Credit Support Annex pursuant to sub-paragraph (l)(i)(D) above, it will continue to provide collateral notwithstanding the occurrence of a Subsequent Moody's Note Downgrade Event.

                If any of sub-paragraphs (l)(ii)(A), (l)(ii)(B) or (l)(ii)(C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to this sub-paragraph (l)(iii) will be transferred back to Party A and Party A will not be required to transfer any additional collateral (subject always to any collateral which may be required pursuant to sub-paragraph (l)(i)(D) above and unless a further Subsequent Moody's Note Downgrade Event occurs).

         (iv)   Additional Termination Events and Event of Default

                If Party A does not take the measures described in sub-paragraph (l)(i) above such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event with respect to Party A and shall be deemed to have occurred on the thirtieth day following an Initial Moody's Note Downgrade Event with Party A as the sole Affected Party.

                If Party A does not take the measures described in sub-paragraph (l)(iii) above such failure shall give rise to an Event of Default with respect to Party A and shall be deemed to have occurred on the tenth day following such Subsequent Moody's Note Downgrade Event with Party A as the sole Defaulting Party. Further, it shall constitute an Additional Termination Event with respect to Party A if, even after satisfying the requirements of sub-paragraph (l)(iii), Party A has failed, having applied reasonable efforts, to comply with any of sub-paragraphs (l)(ii)(A), (l)(ii)(B) or
                (l)(ii)(C) and such Additional Termination Event shall be deemed to have occurred on the thirtieth day following such Subsequent Moody's Note Downgrade Event with Party A as the sole Affected Party.

                However, in the event that Party B were to designate an Early Termination Date and there would be a payment due to Party A, Party B may only designate such an Early Termination Date in respect of an Additional Termination Event under this sub-paragraph (l)(iv) if Party B has found a replacement counterparty willing to enter into a new transaction with Party B on terms that reflect as closely as reasonably possible (as the Note Trustee, on behalf of Party B, may, in its absolute discretion, determine) the economic, legal and credit terms of the Terminated Transactions with Party A.

         (v)    Moody's Definitions

                For the purposes of this Part 5(l):

                an "Initial Moody's Note Downgrade Event" will occur where:

                (a) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and, if relevant, any guarantor of Party A's obligations under this Agreement (or its successor), cease to be rated at least as high as "A1" (or its equivalent) by Moody's, or

                (b) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and, if relevant, any guarantor of Party A's obligations under this Agreement (or its successor), cease to be rated at least as high as "P-1" (or its equivalent) by Moody's;

                a "Subsequent Moody's Note Downgrade Event" will occur where:

                (a) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and, if relevant, any guarantor of Party A's obligations under this Agreement (or its successor), cease to be rated at least as high as "A3" (or its equivalent) by Moody's, or

                (b) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and, if relevant, any guarantor of Party A's obligations under this Agreement (or its successor), cease to be rated at least as high as "P-2" (or its equivalent) by Moody's; and

                "Required Ratings" means, in respect of a person, its short-term, unsecured and unsubordinated debt obligations are rated at least as high as "P-1" and its long-term, unsecured and unsubordinated debt obligations are rated at least as high as "A1", or such other ratings as may be agreed with Moody's from time to time.

(m)      Ratings Downgrade of Party A - Fitch Ratings Ltd ("Fitch")

         (i)    Initial Fitch Note Downgrade Event

                Party A will, on a reasonable efforts basis, within 30 days of the occurrence of an Initial Fitch Note Downgrade Event, at its own cost, either:-

                (A) provide collateral in the form of cash or securities or both, in support of its obligations under this Agreement, in accordance with the provisions of the Credit Support Annex; or

                (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party whose long-term, unsecured and unsubordinated debt ratings are rated at least as high as "A+" (or its equivalent) by Fitch, and whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as "F1" (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to the Issuer Notes by Fitch from time to time; or

                (C) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement whose long-term, unsecured and unsubordinated debt ratings are rated at least as high as "A+" (or its equivalent) by Fitch, and whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as "F1" (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to the Issuer Notes by Fitch from time to time; or

                (D) take such other action as Party A may agree with Fitch as will result in the rating of the Issuer Notes then outstanding being maintained, or obtain confirmation from Fitch that there is no adverse effect on the rating of the Issuer Notes as a result of that Initial Fitch Downgrade Event so that none of the courses of action outlined at (m)(i)(A), (m)(i)(B) or (m)(i)(C) above need be pursued in respect of such Initial Fitch Downgrade Event.

                If any of sub-paragraphs (m)(i)(B), (m)(i)(C) or (m)(i)(D) are satisfied at any time all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to sub-paragraph (m)(i)(A) will be transferred back to Party A and Party A will not be required to transfer any additional collateral in consequence of the particular Initial Fitch Note Downgrade Event.

         (ii)   First Subsequent Fitch Note Downgrade Event

                Party A will,

                (A) at its own cost, within 30 days of the occurrence of a First Subsequent Fitch Note Downgrade Event provide collateral in the form of cash or securities or both, in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; provided that, if at the time when a First Subsequent Fitch Note Downgrade Event Party A has provided collateral pursuant to the Credit Support Annex pursuant to sub-paragraph (m)(i)(A) above it will continue to provide collateral notwithstanding the occurrence of a First Subsequent Fitch Note Downgrade Event; provided further that, in either case, the mark-to-market calculations and the correct and timely provision of collateral thereunder are verified by an independent third party within five Local Business Days of the date on which collateral is provided pursuant to this sub-paragraph (l)(ii)(A) and thereafter, on a periodic basis on every fifth Local Business Day whilst collateral is being provided pursuant to this sub-paragraph (l)(ii)(A) (with the costs of such independent verification being borne by Party A); or

                on a reasonable efforts basis, within 30 days of the occurrence of a First Subsequent Fitch Note Downgrade Event, at its own cost, either:

                (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party whose long-term, unsecured and unsubordinated debt ratings are rated at least as high as "A+" (or its equivalent) by Fitch, and whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as "F1" (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to the Issuer Notes by Fitch from time to time; or

                (C) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement whose long-term, unsecured and unsubordinated debt ratings are rated at least as high as "A+" (or its equivalent) by Fitch, and whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as "F1" (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to the Issuer Notes by Fitch from time to time; or

                (D) take such other action as Party A may agree with Fitch as will result in the rating of the Issuer Notes then outstanding being maintained, or obtain confirmation from Fitch that there is no adverse effect on the rating of the Issuer Notes as a result of that First Subsequent Fitch Downgrade Event so that none of the courses of action outlined at (m)(ii)(A), (m)(ii)(B) or (m)(ii)(C) above need be pursued in respect of such First Subsequent Fitch Downgrade Event.

                If any of sub-paragraphs (m)(ii)(B), (m)(ii)(C) or
                (m)(ii)(D) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to sub-paragraph (m)(ii)(A) above will be transferred back to

                Party A and Party A will not be required to transfer any additional collateral as a consequence of the particular First Subsequent Fitch Note Downgrade Event.

         (iii)  Second Subsequent Fitch Note Downgrade Event

                Party A will, on a reasonable efforts basis, within 30 days of the occurrence of a Second Subsequent Fitch Note Downgrade Event, at its own cost, either:

                (A) transfer all of its rights and obligations with respect to this Agreement to a replacement third party whose long-term, unsecured and unsubordinated debt ratings are rated at least as high as "A+" (or its equivalent) by Fitch, and whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as "F1" (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to the Issuer Notes by Fitch from time to time; or

                (B) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement whose long-term, unsecured and unsubordinated debt ratings are rated at least as high as "A+" (or its equivalent) by Fitch, and whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as "F1" (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to the Issuer Notes by Fitch from time to time; or

                (C) take such other action as Party A may agree with Fitch as will result in the rating of the Issuer Notes then outstanding being maintained, or obtain confirmation from Fitch that there is no adverse effect on the rating of the Issuer Notes as a result of that Second Subsequent Fitch Downgrade Event so that none of the courses of action outlined at (m)(iii)(A) or (m)(iii)(B) above need be pursued in respect of such Second Subsequent Fitch Downgrade Event.

         (iv) Second Subsequent Fitch Note Downgrade Event - Collateral Requirements

                Pending compliance with any of sub-paragraphs (m)(iii)(A),
                (m)(iii)(B) or (m)(iii)(C) above, Party A will provide, at its own cost, within 10 days of such Second Subsequent Fitch Note Downgrade Event or 30 days of the occurrence of First Subsequent Fitch Note Downgrade Event, whichever is the earlier, collateral in the form of cash or securities or both, in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; provided that, if at the time when an Initial Fitch Note Downgrade Event or a First Subsequent Fitch Note Downgrade Event, as the case may be, occurs Party A has provided collateral pursuant to the Credit Support Annex pursuant to sub-paragraphs (m)(i)(A) or (m)(ii)(A) above, it will continue to provide collateral notwithstanding the occurrence of a Second Subsequent Fitch Note Downgrade Event; provided further that in either case, the mark-to-market calculations and the correct and timely provision of collateral thereunder are verified by an independent third party (with the costs of such independent verification being borne by Party A).

                If any of sub-paragraphs (m)(iii)(A), (m)(iii)(B) or
                (m)(iii)(C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to this sub-paragraph (m)(iv) will be transferred back to Party A and Party A will not be required to transfer any additional collateral as a consequence of the particular Second Subsequent Fitch Note Downgrade Event.

         (v)    Additional Termination Events

                If Party A does not take any of the measures described in sub-paragraphs (m)(i), (m)(ii) or (m)(iii) above such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event with respect to Party A and shall be deemed to have occurred on the thirtieth day following such Initial Fitch Note Downgrade Event, First Subsequent Fitch Note Downgrade Event or Second Subsequent Fitch Note Downgrade Event, as the case may be, with Party A as the sole Affected Party.

                However, in the event that Party B were to designate an Early Termination Date and there would be a payment due to Party A, Party B may only designate such an Early Termination Date in respect of an Additional Termination Event under this sub-paragraph (m)(v) if Party B has found a replacement counterparty willing to enter a new transaction with Party B on terms that reflect as closely as reasonably possible (as the Note Trustee, on behalf of Party B, may, in its absolute discretion, determine) the economic, legal and credit terms of the Terminated Transactions with Party A.

         (vi)   Fitch Definitions

                For the purposes of this Part 5(m):

                an "Initial Fitch Note Downgrade Event" will occur where, the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or, if relevant, any guarantor of Party A's obligations under this Agreement (or its successor) cease to be rated at least as high as "A+" (or its equivalent) by Fitch, and the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any guarantor of Party A's obligations under this Agreement (or its successor), cease to be rated at least as high as "F1" (or its equivalent) by Fitch;

                a "First Subsequent Fitch Note Downgrade Event" will occur where, the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or, if relevant, any guarantor of Party A's obligations under this Agreement (or its successor), cease to be rated at least as high as "BBB+" (or its equivalent) by Fitch, and the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any guarantor of Party A's obligations under this

                Agreement (or its successor), cease to be rated at least as high as "F2" (or its equivalent) by Fitch; and

                a "Second Subsequent Fitch Note Downgrade Event" will occur where, the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or, if relevant, any guarantor of Party A's obligations under this Agreement (or its successor), cease to be rated at least as high as "BBB-" (or its equivalent) by Fitch, and the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any guarantor of Party A's obligations under this Agreement (or its successor), cease to be rated at least as high as "F3" (or its equivalent) by Fitch.

(n)      Additional Section 3 and Tax Deductibility Representations

         (i) Section 3 is amended by the addition at the end thereof of the following additional representation:-

                "(g) No Agency. It is entering into this Agreement and each Transaction as principal and not as agent of any person."

         (ii) Party A represents to Party B (which representation will be deemed to be repeated by Party A on each date on which a Transaction is entered into) that its obligations under this Agreement rank pari passu with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law.

         (iii)  The following representation (the "Additional Tax
                Representation") will apply to Party A and will not apply to Party B and will be deemed to be repeated by Party A at all times until the termination of this Agreement. In relation to each Transaction, either:

                (A) it is resident in the United Kingdom for United Kingdom tax purposes, or

                (B)  the conditions of Paragraph 31(6) or Paragraph 31(7) of
                     Schedule 26 of the Finance Act 2002 (in each case as amended or re-enacted from time to time) are satisfied with respect to the relevant Transaction.

(o)      Recording of Conversations

         Each party: (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel, and (iii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

(p)      Relationship between the parties

         The Agreement is amended by the insertion after Section 14 of an additional Section 15, reading in its entirety as follows:

         "15. Relationship between the parties

         Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):-

         (i) Non Reliance. It is acting for its own account, and it has made its own decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. It has not received from the other party any assurance or guarantee as to the expected results of that Transaction.

         (ii) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

         (iii) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction."

(q)      Tax

         The Agreement is amended by deleting Section 2(d) in its entirety and replacing it with the following:

         "(d)   Deduction or Withholding for Tax

         (i)    Requirement to Withhold

                All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required (including, for the avoidance of doubt, if such deduction or withholding is required in order for the payer to obtain relief from Tax) by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party ("X") is so required to deduct or withhold, then that party (the "Deducting Party"):-

                (A) will promptly notify the other party ("Y") of such requirement;

                (B) will pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any Gross Up Amount (as defined below) paid by the Deducting Party to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

                (C) will promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

                (D) if X is Party A, X will promptly pay in addition to the payment to which Party B is otherwise entitled under this Agreement, such additional amount (the "Gross Up Amount") as is necessary to ensure that the net amount actually received by Party B will equal the full amount which Party B would have received had no such deduction or withholding been required.

         (ii)   Liability

                If:

                (A) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding for or on account of any Tax in respect of payments under this Agreement; and

                (B)  X does not so deduct or withhold; and

                (C) a liability resulting from such Tax is assessed directly against X,

                then, except to the extent that Y has satisfied or then satisfies the liability resulting from such Tax, (A) where X is Party B, Party A will promptly pay to Party B the amount of such liability (the "Liability Amount") (including any related liability for interest and together with an amount equal to the Tax payable by Party B on receipt of such amount but including any related liability for penalties only if Party A has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)) and Party B will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties) and (B) where X is Party A and Party A would have been required to pay a Gross Up Amount to Party B, Party A will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties).

         (iii)  Tax Credit, etc.

                (a) Where Party A pays an amount in accordance with Section 2(d)(i)(D) or 2(d)(ii)(C) above, Party B undertakes as follows:-

                     (1) to the extent that Party B obtains any Tax credit, allowance, set-off or repayment from the tax authorities of any jurisdiction relating to any deduction or withholding giving rise to such payment or in the case of Section 2(d)(ii)(B) the amount to be assessed ("Tax Credit"), it shall pay to Party A on the next Note Interest Payment Date after receipt of the same so much of the cash benefit (as determined in accordance with sub-paragraph
                          (iii)(a)(2) below) relating thereto which it has received as will leave Party B in substantially the same (but in any event no worse) position as Party B would have been in if no such deduction or withholding had been required or the amount had not been so assessed;

                     (2) the "cash benefit" shall, in the case of credit, allowance or set-off, be the additional amount of Tax which would have been payable by Party B in the jurisdiction referred to in sub-paragraph
                          (iii)(a)(1) above but for the obtaining by it of the said Tax credit, allowance or set-off and, in the case of a repayment, shall be the amount of the repayment together, in either case, with any related interest or similar payment obtained by Party B; and

                     (3) it will use all best endeavours to obtain any Tax Credit as soon as is reasonably practicable, provided that it shall be the sole judge of the amount of any such Tax Credit and of the date on which the same is received and shall not be obliged to disclose to Party A any information regarding its tax affairs or tax computations save that Party B shall, upon request by Party A, supply Party A with a reasonably detailed explanation of its calculation of the amount of any such Tax Credit and of the date on which the same is received.

                          The definition of "Indemnifiable Tax" in Section 14 shall be deleted and the following shall be substituted therefor:

                          "Indemnifiable Tax" means any Tax."

(r)      Change of Account

         Section 2(b) of this Agreement is hereby amended by the addition of the following at the end thereof:

         "; provided that such new account shall be in the same legal and tax jurisdiction as the original account and such new account, in the case of Party B, is held with a financial institution with a long-term unsecured and unsubordinated debt obligation rating of at least "A1" by Moody's and a short-term unsecured, unsubordinated and unguaranteed debt obligation rating of at least "P-1" by Moody's and "A-1+" by S&P."

(s)      Condition Precedent

         Section 2(a)(iii) shall be amended by the deletion of the words "or Potential Event of Default" in respect of conditions precedent to the obligations of Party A only.

(t)      Representations

         (i) Section 3(a)(v) shall be amended by the addition of the words "(with the exception of Section 11 insofar as it relates to any Stamp Tax)" after the words "this Agreement".

         (ii) Section 3(b) shall be amended by the deletion of the words "or Potential Event of Default" in respect of the representation given by Party B only.

(u)      Transfers

         (i) Section 7 of this Agreement shall not apply to Party A, who shall be required to comply with, and shall be bound by, the following:

                Without prejudice to Section 6(b)(ii) Party A may transfer all its interest and obligations in and under this Agreement to any other entity (a "Transferee"), provided that:

                (a) it has given five Business Days prior written notice to the Note Trustee;

                (b) the Transferee's long-term, unsecured and unsubordinated debt obligations are then rated not less than "A1" by Moody's and its short-term, unsecured and unsubordinated debt obligations are then rated not less than "P-1" by Moody's, "A-1+" by S&P and "F1" by Fitch (or its equivalent by any substitute rating agency) or such Transferee's obligations under this Agreement are guaranteed by an entity whose long-term, unsecured and unsubordinated debt obligations are then rated not less than "A1" by Moody's and whose short-term, unsecured and unsubordinated debt obligations are then rated not less than "P-1" by Moody's, "A-1+" by S&P and "F1"by Fitch (or its equivalent by any substitute rating agency);

                (c) as of the date of such transfer the Transferee will not, as a result of such transfer, be required to withhold or deduct on account of Tax under this Agreement;

                (d) a Termination Event or an Event of Default does not occur under this Agreement as a result of such transfer;

                (e) no additional amount will be payable by Party B to Party A or the Transferee on the next succeeding Scheduled Payment Date as a result of such transfer; and

                (f) (if the Transferee is domiciled in a different country from both Party A and Party B) S&P, Moody's and Fitch have provided prior written notification that the then current ratings of the Issuer Notes will not be adversely affected.

                Following such transfer all references to Party A shall be deemed to be references to the Transferee.

(v)      Contracts (Rights of Third Parties) Act 1999

         A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms but this shall not affect any right or remedy of a third party which exists or is available apart from that Act.

(w) Calculations if an Early Termination Date occurs as a result of an Event of Default or Additional Termination Event where Party A is the Defaulting Party or the sole Affected Party.

         Subject to compliance with clause 14.3(m) (Issuer Swap Agreements) of the Issuer Deed of Charge, upon the occurrence of an Event of Default or an Additional Termination Event where Party A is the Defaulting Party or the sole Affected Party, as applicable, Party B will be entitled (but not obliged in the event that it does not designate an Early Termination Date) to proceed in accordance with Section 6 of the Agreement subject to the following:

         (i) For the purposes of Section 6(d)(i) of this Agreement, Party B's obligation with respect to the extent of information to be provided with its calculations is limited to information Party B has already received in writing and provided Party B is able to release this information without breaching the provisions of any law applicable to, or any contractual restriction binding upon, Party B.

         (ii) The following amendments shall be deemed to be made to the definitions of "Market Quotation":

                (a) the word "firm" shall be added before the word "quotations" in the second line; and

                (b) the words "provided that the documentation relating thereto is either the same as this Agreement and the Confirmations with respect to the Terminated Transactions (and the long-term unsecured and unsubordinated debt obligations of the Reference Market-maker are rated not less than "A1" by Moody's, and its short-term, unsecured and unsubordinated debt obligations are rated not less than "P-1" by Moody's, "A-1+" by S&P and "F1" by Fitch (or, if such Reference Market-maker is not rated by a Rating Agency, at such equivalent rating (by another rating agency) that is acceptable to each such Rating Agency) or the Rating Agencies have confirmed in writing such proposed documentation will not adversely impact the ratings of the Issuer Notes" shall be added after "agree" in the sixteenth line; and

                (c) the last sentence shall be deleted and replaced with the following:

                     "If, on the last date set for delivery of quotations, exactly two quotations are provided, the Market Quotation will be the arithmetic mean of the two quotations. If only one quotation is provided on such date, Party B may, in its discretion, accept such quotation as the Market Quotation and if Party B does not accept such quotation (or if no quotation has been provided), it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined."

         (iii) For the purpose of the definition of "Market Quotation", and without limitation of the general rights of Party B under the
                Agreement:

                (A) Party B will undertake to use its reasonable efforts to obtain at least three firm quotations as soon as reasonably practicable after the Early Termination Date and in any event within the time period specified pursuant to sub-paragraph (w)(iii)(C) below;

                (B) Party A shall, for the purposes of Section 6(e), be permitted to obtain quotations from Reference Market-makers; and

                (C) if no quotations have been obtained within six Local Business Days after the occurrence of the Early Termination Date or such longer period as Party B may specify in writing to Party A, then it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined.

         (iv) Party B will be deemed to have discharged its obligations under sub-paragraph (w)(iii)(A) above if it requests that Party A (such request to be in writing and made within two Local Business Days after the occurrence of the Early Termination Date) obtains quotations from Reference Market-makers and Party A agrees to act in accordance with such request.

         (v) Party B will not be obliged to consult with Party A as to the day and time of obtaining any quotations.

                                           Annotated Pro Forma Granite Programme
                                  [USD/GBP][EUR/GBP] Cross-Currency Confirmation




From:           [Swap Counterparty]
                [address]

Attention:      [Swaps' Administration]

To:             Granite Master Issuer plc
                Fifth Floor
                100 Wood Street
                London
                EC2V 7EX

Attention:      Securitisation Team, Risk Operations

                                                           [insert Closing Date]

Dear Sirs,

Re: Cross Currency Swap Transaction relating to the Issuer Notes

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

It is agreed that upon the execution of this Confirmation, we shall be deemed to have entered into an agreement relating to the Issuer Notes on the terms of the Agreed Form Agreement (the "Agreement") dated as of the Trade Date specified below.

"Agreed Form Agreement" means the form of 1992 ISDA Master Agreement (Multicurrency Cross Border) (including the Schedule thereto and the ISDA Credit Support Annex (Bilateral Form - Transfer) forming part of the Schedule) dated [o] and signed for the purposes of identification by Sidley Austin and [Swap Counterparty].

This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the Agreement. All provisions contained in the Agreement govern this Confirmation except as expressly modified herein.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the Definitions. Any terms not otherwise defined herein or in the Definitions shall have the meanings given to them in the Programme Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on 19 January 2005 (as the same may be amended, restated, varied or supplemented from time to time with the consent of the parties hereto), and the Issuer Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on 19 January 2005 (as the same may be amended, restated, varied or supplemented from time to time with the consent of the parties hereto). The Issuer Master Definitions Schedule shall prevail to the extent that it conflicts with the Master Definitions Schedule.

In this Confirmation:

"Conditions" means the terms and conditions of the Issuer Notes, as set out in the Base Prospectus dated [o] and the Final Terms dated [o] (as each may be amended, restated, varied, supplement and/or otherwise modified from time to time in accordance with the provisions of the Issuer Trust Deed), and any reference to a numbered Condition shall be construed accordingly; and

"Issuer Notes" means the Granite Master Issuer plc [specify currency] [o] Series [o] Class [o] Notes due [o].

1. The terms of the particular Swap Transactions to which this Confirmation relates are as follows:

Party A:                              [Swap Counterparty].

Party B:                              Granite Master Issuer plc.

Trade Date:                           [o].

Effective Date:                       [o].(1)


Termination Date:                     The Floating Rate Payer I Payment Date
                                      falling in [o].(2)


Exchange Rate:                        GBP 1.00: [specify currency] [o].


A.   Floating Payments

Floating Amounts I:

     Floating Rate Payer I:           Party A.

     Floating Rate Payer I            On any Floating Rate Payer I Payment
     Currency Amount:                 Date, [specify currency of the Issuer
                                      Notes] [o] less the aggregate of the
                                      Floating Rate Payer I Interim Exchange
                                      Amounts paid prior to such date.

     Floating Rate Payer I            Each Note Payment Date (as defined
     Payment Dates:                   in the Conditions).



    -------------

(1) This will usually be the Closing Date.

(2) This will usually be the Legal Final Maturity Date of the Issuer Notes.

     Floating Rate Payer I            [specify floating rate option].(3)
     Floating Rate Option:

     Floating Rate Payer I            3 months[; except in respect of the
     Designated Maturity:             initial Calculation Period for which
                                      Linear Interpolation is applicable and
                                      in respect of which the Linear
                                      Interpolation shall be applied by
                                      reference to the [o] month and [o]
                                      month rates]; or 1 month, in the event
                                      that the frequency of the Floating Rate
                                      Payer I Payment Dates alter to monthly
                                      due to the occurrence of a Pass-Through
                                      Trigger Event or Step-Up Date].(4)

     Floating Rate Payer I Spread:    [o](5) per cent. per annum [for the
                                      Calculation Periods up to and including
                                      the Calculation Period ending on, but
                                      excluding, the Payment Date falling in
                                      [o](6); and thereafter [o](7) per cent.
                                      per annum].

     Floating Rate Payer I            [Actual/360].
     Floating Rate Day Count
     Fraction:

     Floating Rate Payer I            The first day of each Calculation Period.
     Reset Dates:

Floating Amounts II:

     Floating Rate Payer II:         Party B.

     Floating Rate Payer II          On any Floating Rate Payer II Payment
     Currency Amount:                Date, GBP [o] less the aggregate of the
                                     Floating Rate Payer II Interim Exchange
                                     Amounts paid prior to such date.

     Floating Rate Payer II          The 20th day of each calendar month
     Payment Dates:                  in each year during the Term from, and
                                     including, [o](8) to, but excluding,



    -------------

(3) This will usually match the Issuer Notes - cross refer to the Issuer Notes' Conditions.

(4) Include if the initial Calculation Period is not a whole one. The Linear Interpolation rates will be provided by the client.

(5) This will usually be the percentage under the column headed "Spread" in the ricing Spreadsheet (the "initial Floating Rate Payer I Spread").

(6) Insert Step-Up Date.

(7) This will usually be the initial Floating Rate Payer I Spread multiplied by the relevant amount usually under the column headed "Bond Step Up" in the Pricing Spreadsheet.

(8) Insert the first Payment Date.

                                     the Termination Date, subject to
                                     adjustment in accordance with the
                                     Following Business Day Convention and the
                                     Termination Date.

     Floating Rate Payer II          GBP-LIBOR-BBA.(9)
     Floating Rate Option:

     Floating Rate Payer II         3 months[; except in respect of the
     Designated Maturity:           initial Calculation Period for which
                                    Linear Interpolation is applicable and in respect of which the Linear Interpolation shall be applied by reference to the [o] month and [o] month rates]; or 1 month, following the occurrence of a
                                    Pass-Through Trigger Event or Step-Up
                                    Date].10


     Floating Rate Payer II         [o](11) per cent. per annum [for the
     Spread:                        Calculation Periods up to and including
                                    the Calculation Period ending on, but
                                    excluding, the Payment Date falling in
                                    [o](12); and thereafter [o](13) per cent.
                                    per annum].

     Floating Rate Payer II         Actual/365 (Fixed).
     Floating Rate Day Count
     Fraction:

     Floating Rate Payer II        The first day of each Calculation Period;
     Reset Dates:                  provided however, that in respect of
                                   every Floating Rate Payer II Calculation
                                   Period (other than the first Calculation
                                   Period and any Calculation Period
                                   following the occurrence of a
                                   Pass-Through Trigger Event or Step-Up
                                   Date) that does not start on a Note
                                   Payment Date (as defined in the Issuer
                                   Notes), the Floating Rate in effect for
                                   such Calculation Period shall be the
                                   Floating Rate for the immediately
                                   preceding Floating Rate Payer II


    -------------

(9) This will usually be shown under the column headed "Index" in the pricing spreadsheet prepared by the client (the "Pricing
      Spreadsheet").

(10) Include if the initial Calculation Period is not a whole one. The Linear Interpolation rates will be provided by the client.

(11) This will usually be the relevant percentage listed under the column headed "Swapped Price to 3m GBP LIBOR" in the Pricing Spreadsheet.

(12)  Insert the Step-Up Date.

(13) This will usually be the relevant percentage listed under the column headed "Past Step Up Swapped Price to 3m GBP LIBOR" in the Final Terms.

                                     Calculation Period.

     Calculation Agent:              Party A.


     Business Days:                  [insert Business Days for currency - to
                                     match the Issuer Notes].

     B.    Initial Exchange:

     Initial Exchange Date:          Effective Date.

     Party A Initial Exchange        GBP [o](14).
     Amount:

     Party B Initial Exchange        [specify currency of the Issuer Notes]
     Amount:                         [o](15).

     C.  Interim Exchange:

     Interim Exchange Dates:         Each Note Payment Date (as defined in the
                                     Conditions) on which a [specify currency of the Issuer Notes] Amortisation Amount is payable.

     Floating Rate Payer I           In respect of an Interim Exchange Date,
     Interim Exchange Amount:        the amount in [specify currency of the
                                     Issuer Notes] (if any) equal to the
                                     principal amount of the Issuer Notes
                                     required to be so repaid in accordance
                                     with the Conditions and as determined by the Cash Manager pursuant to paragraph
                                     1(a)(vi) of Schedule 2 to the Issuer Cash
                                     Management Agreement; and notified to the Calculation Agent by the Issuer Cash
                                     Manager pursuant to paragraph 1(a)(v) of
                                     Schedule 2 to the Issuer Cash Management
                                     Agreement (the "[specify currency of the Issuer Notes] Amortisation Amount").

     Floating Rate Payer II          In respect of any Interim Exchange Date,
     Interim Exchange Amount:        an amount in GBP equal to the Floating
                                     Rate Payer I Interim Exchange Amount
                                     converted into GBP at the Exchange Rate.


    -------------


(14) This will usually be the relevant GBP amount listed under the column headed "(pound) equivalent (mm)" in the Pricing Spreadsheet.

(15) This will be the nominal amount of the Issuer Notes - usually found listed under the column headed "Amount (mm)" in the Pricing
      Spreadsheet.

     D.   Final Exchange:

     Final Exchange Date:            The Termination Date.

     Floating Rate Payer I           A [specify currency of the Issuer Notes]
     Final Exchange Amount:          amount equal to the Floating Rate Payer
                                     II Final Exchange Amount converted into
                                     [specify currency of the Issuer Notes] at the Exchange Rate.

     Floating Rate Payer II          The Floating Rate Payer II Currency
     Final Exchange Amount:          Amount.


     E.    Account Details:

     Payments to Floating Rate
     Payer I:

     Account for Payments in         [o](16).
     [specify currency of
     the Issuer Notes]:

     Account for Payments in GBP:    [o](17).



     Payments to Floating Rate
     Payer II:

     Account for Payments in         [o](18).
     [specify currency of
     the Issuer Notes]:

     Account for Payments in GBP:    Citibank, N.A.,
                                     London A/C No. 10860255
                                     Sort Code 18-50-08
                                     Ref: GATS/Granite Master Issuer plc.

     F.   Notice Details:

     Floating Rate Payer I:          [Swap Counterparty]

          Address:                   [o](19)


          Facsimile Number:          [o](20)


     -------------
(16) To be requested from Swap Counterparty.

(17) To be requested from client.

(18) To be requested from client.

(19) To be provided by Swap Counterparty.

          Attention:                 [o](21)


     Floating Rate Payer II:         Granite Master Issuer plc

          Address:                   Fifth Floor
                                     100 Wood Street
                                     London
                                     EC2V 7EX

     With a copy to:                 Northern Rock plc
                                     Northern Rock House
                                     Gosforth
                                     Newcastle upon Tyne
                                     NE3 4PL

          Facsimile Number:          [+44 (0)191 279 4694](22)

          Attention:                 [Keith M. Currie]23

     With a copy to the Issuer       The Bank of New York
     Security Trustee:

          Address:                   One Canada Square
                                     48th Floor
                                     London
                                     E14 5AL


          Facsimile Number:          +44 (0)20 7964 6399

     G.   Offices:                   The Office of Party A is London.

     H.   [Miscellaneous:

     1.   It is understood and agreed that in the Schedule to the Agreement:

     1.1 The words in the square brackets in the last paragraph of Part 5(f) [are](24)/[are not](25) incorporated into this Confirmation and the square brackets [and words therein](26) are accordingly deleted.

     1.2 The words in the square brackets in Part 5(h)(iii) falling after the words "will not then fall due" [are](27)/[are not](28) incorporated into this Confirmation and the square

          --------------------------------------------------------------------

(20) To be provided by Swap Counterparty.

(21) To be provided by Swap Counterparty.

(22) To be confirmed by client.

(23) To be confirmed by client.

(24) The words in square brackets should be included where the Class of the Issuer Notes referred to therein are rated on their issuance "AAA" (or equivalent) by S&P, "AAA" (or equivalent) by Fitch and "Aaa" (or equivalent" by Moody's.

(25) The words in square brackets should be deleted where the Class of the Issuer Notes referred to therein are rated on their issuance "AAA" (or equivalent) by S&P, "AAA" (or equivalent) by Fitch and "Aaa" (or equivalent) by Moody's.

(26) The words in square brackets should be deleted where the Class of the Issuer Notes referred to therein are rated on their issuance "AAA" (or equivalent) by S&P, "AAA" (or equivalent) by Fitch and "Aaa" (or equivalent) by Moody's.

     brackets [and words therein](29) are accordingly deleted.

     1.3 The words, "any Floating Amounts", in the square brackets in Part 5(h)(iv) falling after the words "any Interim Exchange Amounts" [are](30)/[are not](31) incorporated into this Confirmation and the square brackets [and words therein](32) are accordingly deleted.

     1.4 The words in the square brackets at the end of Part 5(h)(v) falling after the words "of any shortfall" [are](33)/[are not](34) incorporated into this Confirmation and the square brackets [and words therein](35) are accordingly deleted.

     [2. If the payment of any Floating Amount I is deferred in accordance with Part 5(h)(iii) of the Schedule to the Agreement, then the amount so deferred (the "Floating Amount I Deferred Amount") shall, subject to the terms of this Confirmation, be payable on the next Floating Rate Payer I Payment Date (the "Floating Amount I Deferred Payment Date") (together with interest thereon (the "Floating Amount I Deferred Interest") at the Floating Rate Payer I Floating Rate for the relevant Calculation Period) and the Floating Amount I due on such Floating Amount I Deferred Payment Date shall be deemed to include the Floating Amount I Deferred Amounts and the Floating Amount I Deferred Interest.

          If the payment of any Floating Amount II is deferred in accordance with Part 5(h)(iii) the Agreement, then the amount so deferred (the "Floating Amount II Deferred Amount") shall, subject to the terms of this Confirmation, be payable on the next Floating Rate Payer II Payment Date (the "Floating Amount II Deferred Payment Date") (together with interest thereon (the "Floating Amount II Deferred Interest") at the Floating Rate Payer II Floating Rate for the relevant Calculation Period) and the Floating Amount II due on such Floating Amount II Deferred Payment Date shall be deemed to include the Floating Amount II Deferred Amounts and the Floating Amount II Deferred Interest.](36)

          ------------------------------------------------------------

(27) The words in square brackets should be deleted where the Class of the Issuer Notes referred to therein are rated on their issuance "AAA" (or equivalent) by S&P, "AAA" (or equivalent) by Fitch and "Aaa" (or equivalent) by Moody's.

(28) The words in square brackets should be included where the Class of the Issuer Notes referred to therein are rated on their issuance "AAA" (or equivalent) by S&P, "AAA" (or equivalent) by Fitch and "Aaa" (or equivalent" by Moody's.

(29) The words in square brackets should be included where the Class of the Issuer Notes referred to therein are rated on their issuance "AAA" (or equivalent) by S&P, "AAA" (or equivalent) by Fitch and "Aaa" (or equivalent" by Moody's.

(30) The words in square brackets should be included where the Class of the Issuer Notes referred to therein are rated on their issuance "AAA" (or equivalent) by S&P, "AAA" (or equivalent) by Fitch and "Aaa" (or equivalent" by Moody's.

(31) The words in square brackets should be deleted where the Class of the Issuer Notes referred to therein are rated on their issuance "AAA" (or equivalent) by S&P, "AAA" (or equivalent) by Fitch and "Aaa" (or equivalent) by Moody's.

(32) The words in square brackets should be deleted where the Class of the Issuer Notes referred to therein are rated on their issuance "AAA" (or equivalent) by S&P, "AAA" (or equivalent) by Fitch and "Aaa" (or equivalent) by Moody's.

(33) The words in square brackets should be deleted where the Class of the Issuer Notes referred to therein are rated on their issuance "AAA" (or equivalent) by S&P, "AAA" (or equivalent) by Fitch and "Aaa" (or equivalent) by Moody's.

(34) The words in square brackets should be included where the Class of the Issuer Notes referred to therein are rated on their issuance "AAA" (or equivalent) by S&P, "AAA" (or equivalent) by Fitch and "Aaa" (or equivalent" by Moody's.

(35) The words in square brackets should be included where the Class of the Issuer Notes referred to therein are rated on their issuance "AAA" (or equivalent) by S&P, "AAA" (or equivalent) by Fitch and "Aaa" (or equivalent" by Moody's.

(36)     Delete where the Confirmation relates to Class AAA Issuer Notes.

         Please confirm your agreement to be bound by the terms of the foregoing by executing a copy of this Confirmation and returning it to us by facsimile.

         Yours faithfully



         [Swap Counterparty]

         By:


         Name:
         Title:

         By:


         Name:
         Title:

         Confirmed as of the date first written:

         Granite Master Issuer plc

         By:


         Name:
         Title:

                                    ISDA(R)

             International Swaps and Derivatives Association, Inc.

                             CREDIT SUPPORT ANNEX

                            to the Schedule to the

                               Master Agreement

                         dated as of February 27, 2006

                                    between

    LEHMAN BROTHERS                             THE BANK OF NEW YORK, not in its individual or
SPECIAL FINANCING INC.                          corporate capacity but solely as Swap Contract
                                           Administrator for CWABS, Inc. Asset-Backed Certificates
                                                  Series 2006-3, pursuant to a Swap Contract
                                                           Administration Agreement
        Party A                                                    Party B

This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:

Paragraph 1.  Interpretation

(a) Definitions and Inconsistency. Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b) Secured Party and Pledgor. All references in this Annex to the "Secured Party" will be to either party when acting in that capacity and all corresponding references to the "Pledgor" will be to the other party when acting in that capacity; provided, however, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

Paragraph 2.  Security Interest

Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder. Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without further action by either party.

  Copyright(C) 1994 by International Swaps and Derivatives Association, Inc.

Paragraph 3.  Credit Support Obligations

(a) Delivery Amount. Subject to Paragraphs 4 and 5 upon a demand made by the Secured Party on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Pledgor's Minimum Transfer Amount, then the Pledgor will Transfer to the Secured Party Eligible Credit Support having a Value as of the date of Transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13 the "Delivery Amount" applicable to the Pledgor for any Valuation Date will equal the amount by which:

      (i)   the Credit Support Amount

      exceeds

      (ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.

(b) Return Amount. Subject to Paragraphs 4 and 5, upon a demand made by the Pledgor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Secured Party's Minimum Transfer Amount, then the Secured Party will Transfer to the Pledgor Posted Credit Support specified by the Pledgor in that demand having a Value as of the date of Transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "Return Amount" applicable to the Secured Party for any Valuation Date will equal the amount by which:

      (i) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party exceeds

      (ii)  the Credit Support Amount.

"Credit Support Amount" means, unless otherwise specified in Paragraph 13 for any Valuation Date (i) the Secured Party's Exposure for that Valuation Date plus (ii) the aggregate of all Independent Amounts applicable to the Pledgor, if any, minus (iii) all independent Amounts applicable to the Secured Party, if any, minus (iv) the Pledgor's Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

Paragraph 4. Conditions Precedent, Transfer Timing, Calculations and
Substitutions

(a) Conditions Precedent. Each Transfer obligation of the Pledgor under Paragraphs 3 and 5 and of the Secured Party under Paragraphs 3, 4(d)(ii), 5 and 6(d) is subject to the conditions precedent that:

      (i) no Event of Default, Potential Event of Default or Specified Condition has occurred and is continuing with respect to the other party; and

      (ii) no Early Termination Date for which any unsatisfied payment obligations exist has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the other party.

(b) Transfer Timing. Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the next Local Business
Day: if a demand is made after the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter.

(c) Calculations. All calculations of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or in the case of Paragraph 6(d). following the date of calculation).

(d)   Substitutions.

      (i) Unless otherwise specified in Paragraph 13, upon notice to the Secured Party specifying the items of Posted Credit Support to be exchanged, the Pledgor may, on any Local Business Day, Transfer to the Secured Parry substitute Eligible Credit Support (the "Substitute Credit Support"); and

      (ii) subject to Paragraph 4(a), the Secured Party will Transfer to the Pledgor the items of Posted Credit Support specified by the Pledgor in its notice not later than the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, unless otherwise specified in Paragraph 13 (the "Substitution Date"); provided that the Secured Party will only be obligated to Transfer Posted Credit Support with a Value as of the date of Transfer of that Posted Credit Support equal to the Value as of that date of the Substitute Credit Support.

Paragraph 5. Dispute Resolution

If a party (a "Disputing Party") disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any Transfer of Eligible Credit Support or Posted Credit Support, then (1) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (2) subject to Paragraph 4(a), the appropriate party will Transfer the undisputed amount to the other party not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (3) the parties will consult with each other in an attempt to resolve the dispute and (4) if they fail to resolve the dispute by the Resolution Time, then

      (i) In the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 13, the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

            (A) utilizing any calculations of Exposure for the Transactions (or Swap Transactions) that the parties have agreed are not in dispute;

            (B) calculating the Exposure for the Transactions (or Swap Transactions) in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction ,(or Swap Transaction), then fewer than four quotations may be used for that Transaction (or Swap Transaction); and if no quotations are available for a particular Transaction (or Swap Transaction), then the Valuation Agent's original calculations will be used for that Transaction (or Swap Transaction); and

            (C) utilizing the procedures specified in Paragraph 13 for calculating the Value, if disputed, of Posted Credit Support.

      (ii) In the case of a dispute involving the Value of any Transfer of Eligible Credit Support or Posted Credit Support, the Valuation Agent will recalculate the Value as of the date of Transfer pursuant to Paragraph 13.

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) not later than the Notification Time on the Local Business Day following the Resolution Time. The appropriate party will, upon demand following that notice by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraphs 4(a) and 4(b), make the appropriate Transfer.

Paragraph 6. Holding and Using Posted Collateral

(a) Care of Posted Collateral. Without limiting the Secured Party's rights under Paragraph 6(c), the Secured Party will exercise reasonable care to assure the safe custody of all Posted Collateral to the extent required by applicable law, and in any event the Secured Party will be deemed to have exercised reasonable care if it exercises at least the same degree of care as it would exercise with respect to its own property. Except as specified in the preceding sentence, the Secured Party will have no duty with respect to Posted Collateral, including, without limitation, any duty to collect any Distributions, or enforce or preserve any rights pertaining thereto.

(b)   Eligibility to Hold Posted Collateral; Custodians.

      (i) General. Subject to the satisfaction of any conditions specified in Paragraph 13 for holding Posted Collateral, the Secured Party will be entitled to hold Posted Collateral or to appoint an agent (a "Custodian") to hold Posted Collateral for the Secured Party. Upon notice by the Secured Party to the Pledgor of the appointment of a Custodian. the Pledgor's obligations to make any Transfer will be discharged by making the Transfer to that Custodian. The holding of Posted Collateral by a Custodian will be deemed to be the holding of that Posted Collateral by the Secured Party for which the Custodian is acting.

      (ii) Failure to Satisfy Conditions. If the Secured Parry or its Custodian fails to satisfy any conditions for holding Posted Collateral, then upon a demand made by the Pledgor, the Secured Party will, not later than five Local Business Days after the demand, Transfer or cause its Custodian to Transfer all Posted Collateral held by it to a Custodian that satisfies those conditions or to the Secured Party if it satisfies those conditions.

      (iii) Liability. The Secured Party will be liable for the acts or omissions of its Custodian to the same extent that the Secured Party would be liable hereunder for its own acts or omissions.

(c) Use of Posted Collateral. Unless otherwise specified in Paragraph 13 and without limiting the rights and obligations of the parties under Paragraphs 3, 4(d)(ii), 5, 6(d) and 8, if the Secured Party is not a Defaulting Party or an Affected Party with respect to a Specified Condition and no Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then the Secured Party will, notwithstanding Section 9-207 of the New York Uniform Commercial Code, have the right to:

      (i) sell, pledge, rehypothecate, assign, invest, use, commingle or otherwise dispose of, or otherwise use in its business any Posted Collateral it holds, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor; and

      (ii) register any Posted Collateral in the name of the Secured Party, its Custodian or a nominee for either.

For purposes of the obligation to Transfer Eligible Credit Support or Posted Credit Support pursuant to Paragraphs 3 and 5 and any rights or remedies authorized under this Agreement, the Secured Party will be deemed to continue to hold all Posted Collateral and to receive Distributions made thereon, regardless of whether the Secured Party has exercised any rights with respect to any Posted Collateral pursuant to (i) or (ii) above.

(d)   Distributions and Interest Amount.

      (i) Distributions. Subject to Paragraph 4(a). if the Secured Party receives or is deemed to receive Distributions on a Local Business Day, it will Transfer to the Pledgor not later than the following Local Business Day any Distributions it receives or is deemed to receive to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).

      (ii) Interest Amount. Unless otherwise specified in Paragraph 13 and subject to Paragraph 4(a) in lieu of any interest, dividends or other amounts paid or deemed to have been paid with respect to Posted Collateral in the form of Cash (all of which may be retained by the Secured Party), the Secured Party will Transfer to the Pledgor at the times specified in Paragraph 13 the Interest Amount to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose). The Interest Amount or portion thereof not Transferred pursuant to this Paragraph will constitute Posted Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2.

Paragraph 7. Events of Default

For purposes of Section 5(a)(iii)(1) of this Agreement, an Event of Default will exist with respect to a party if:

      (i) that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Collateral, Posted Collateral or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after notice of that failure is given to that party;

      (ii) that party fails to comply with any restriction or prohibition specified in this Annex with respect to any of the rights specified in Paragraph 6(c) and that failure continues for five Local Business Days after notice of that failure is given to that party; or

      (iii) that party fails to comply with or perform any agreement or obligation other than those specified in Paragraphs 7(i) and 7(ii) and that failure continues for 30 days after notice of that failure is given to that party.

Paragraph 8. Certain Rights and Remedies

(a) Secured Party's Rights and Remedies. If at any time (I) an Event of Default or Specified Condition with respect to the Pledgor has occurred and is continuing or (2) an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Pledgor, then, unless the Pledgor has paid in full all of its Obligations that are then due, the Secured Party may exercise one or more of the following rights and remedies:

      (i) all rights and remedies available to a secured party under applicable law with respect to Posted Collateral held by the Secured Party;

      (ii) any other rights and remedies available to the Secured Party under the terms of Other Posted Support, if any;

      (iii) the right to Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

      (iv) the right to liquidate any Posted Collateral held by the Secured Party through one or more public or private sales or other dispositions with such notice, if any, as may be required under applicable law, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor (with the Secured Party having the right to purchase any or all of the Posted Collateral to be sold) and to apply the proceeds (or the Cash equivalent thereof) from the liquidation of the Posted Collateral to any amounts payable by the Pledgor with respect to any Obligations in that order as the Secured Party may elect.

Each party acknowledges and agrees that Posted Collateral in the form of securities may decline speedily in value and is of a type customarily sold on a recognized market, and, accordingly, the Pledgor is not entitled to prior notice of any sale of that Posted Collateral by the Secured Party, except any notice that is required under applicable law and cannot be waived.

(b) Pledgor's Rights and Remedies. If at any time an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then (except in the case of an Early Termination Date relating to less than all Transactions (or Swap Transactions) where the Secured Party has paid in full all of its obligations that are then due under Section 6(e) of this Agreement):

      (i) the Pledgor may exercise all rights and remedies available to a pledgor under applicable law with respect to Posted Collateral held by the Secured Party;

      (ii) the Pledgor may exercise any other rights and remedies available to the Pledgor under the terms of Other Posted Support. if any;

      (iii) the Secured Party will be obligated immediately to Transfer all Posted Collateral and the Interest Amount to the Pledgor; and

      (iv) to the extent that Posted Collateral or the Interest Amount is not so Transferred pursuant to (iii) above, the Pledgor may:

            (A) Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

            (B)   to the extent that the Pledgor does not Set-off under
                  (iv)(A) above, withhold payment of any remaining amounts payable by the Pledgor with respect to any Obligations, up to the Value of any remaining Posted Collateral held by the Secured Party, until that Posted Collateral is Transferred to the Pledgor.

(c) Deficiencies and Excess Proceeds. The Secured Party will Transfer to the Pledgor any proceeds and Posted Credit Support remaining after liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b) after satisfaction in full of all amounts payable by the Pledgor with respect to any Obligations; the Pledgor in all events will remain liable for any amounts remaining unpaid after any liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b).

(d) Final Returns. When no amounts are or thereafter may become payable by the Pledgor with respect to any Obligations (except for any potential liability under Section 2(d) of this Agreement), the Secured Party will Transfer to the Pledgor all Posted Credit Support and the Interest Amount, if any.

Paragraph 9. Representations

Each party represents to the other party (which representations will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

      (i) it has the power to grant a security interest in and lien on any Eligible Collateral it Transfers as the Pledgor and has taken all necessary actions to authorize the granting of that security interest and lien;

      (ii) it is the sole owner of or otherwise has the right to Transfer all Eligible Collateral it Transfers to the Secured Party hereunder, free and clear of any security interest, lien. encumbrance or other restrictions other than the security interest and lien granted under Paragraph 2;

      (iii) upon the Transfer of any Eligible Collateral to the Secured Party under the terms of this Annex, the Secured Party will have a valid and perfected first priority security interest therein (assuming that any central clearing corporation or any third-party financial intermediary or other entity not within the control of the Pledgor involved in the Transfer of that Eligible Collateral gives the notices and takes the action required of it under applicable law for perfection of that interest); and

      (iv) the performance by it of its obligations under this Annex will not result in the creation of any security interest, lien or other encumbrance on any Posted Collateral other than the security interest and lien granted under Paragraph 2.

Paragraph 10. Expenses

(a) General. Except as otherwise provided in Paragraphs 10(b) and 10(c), each party will pay its own costs and expenses in connection with performing its obligations under this Annex and neither party will be liable for any costs and expenses incurred by the other party in connection herewith.

(b) Posted Credit Support. The Pledgor will promptly pay when due all taxes, assessments or charges of any nature that are imposed with respect to Posted Credit Support held by the Secured Party upon becoming aware of the same, regardless of whether any portion of that Posted Credit Support is subsequently disposed of under Paragraph 6(c), except for those taxes, assessments and charges that result from the exercise of the Secured Party's rights under Paragraph 6(c).

(c) Liquidation/Application of Posted Credit Support. All reasonable costs and expenses incurred by or on behalf of the Secured Party or the Pledgor in connection with the liquidation and/or application of any Posted Credit Support under Paragraph 8 will be payable, on demand and pursuant to the Expenses Section of this Agreement, by the Defaulting Party or, if there is no Defaulting Party, equally by the parties.

Paragraph 11. Miscellaneous

(a) Default Interest. A Secured Party that fails to make, when due, any Transfer of Posted Collateral or the Interest Amount will be obligated to pay the Pledgor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value of the items of property that were required to be Transferred, from (and including) the date that Posted Collateral or Interest Amount was required to be Transferred to (but excluding) the date of Transfer of that Posted Collateral or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b) Further Assurances. Promptly following a demand made by a party, the other party will execute, deliver, file and record any financing statement, specific assignment or other document and take any other action that may be necessary or desirable and reasonably requested by that party to create, preserve, perfect or validate any security interest or lien granted under Paragraph 2, to enable that party to exercise or enforce its rights under this Annex with respect to Posted Credit Support or an Interest Amount or to effect or document a release of a security interest on Posted Collateral or an Interest Amount.

(c) Further Protection. The Pledgor will promptly give notice to the Secured Party of, and defend against, any suit, action, proceeding or lien that involves Posted Credit Support Transferred by. the Pledgor or that could adversely affect the security interest and lien granted by it under Paragraph 2, unless that suit, action, proceeding or lien results from the exercise of the Secured Party's rights under Paragraph 6(c).

(d) Good Faith and Commercially Reasonable Manner. Performance of all obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(e) Demands and Notices. All demands and notices made by a party under this Annex will be made as specified in the Notices Section of this Agreement, except as otherwise provided in Paragraph 13.

(f) Specifications of Certain Matters. Anything referred to in this Annex as being specified in Paragraph 13 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

Paragraph 12. Definitions

As used in this Annex:

"Cash" means the lawful currency of the United States of America.

"Credit Support Amount" has the meaning specified in Paragraph 3.

"Custodian" has the meaning specified in Paragraphs 6(b)(i) and 13.

"Delivery Amount" has the meaning specified in Paragraph 3(a).

"Disputing Party" has the meaning specified in Paragraph 5.

"Distributions" means with respect to Posted Collateral other than Cash, all principal, interest and other payments and distributions of cash or other property with respect thereto, regardless of whether the Secured Parry has disposed of that Posted Collateral under Paragraph 6(c). Distributions will not include any item of property acquired by the Secured Party upon any disposition or liquidation of Posted Collateral or, with respect to any Posted Collateral in the form of Cash, any distributions on that collateral, unless otherwise specified herein.

"Eligible Collateral" means, with respect to a party. the items, if any, specified as such for that party in Paragraph 13.

"Eligible Credit Support" means Eligible Collateral and Other Eligible Support.

"Exposure" means for any Valuation Date or other date for which Exposure is calculated and subject to Paragraph 5 in the case of a dispute, the amount, if any, that would be payable to a party that is the Secured Party by the other party (expressed as a positive number) or by a party that is the Secured Party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(2)(A) of this Agreement as if all Transactions (or Swap Transactions) were being terminated as of the relevant Valuation Time; provided that Market Quotation will be determined by the Valuation Agent using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of "Market Quotation").

"Independent Amount" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Interest Amount" means, with respect to an Interest Period, the aggregate sum of the amounts of interest calculated for each day in that Interest Period on the principal amount of Posted Collateral in the form of Cash held by the Secured Party on that day, determined by the Secured Party for each such day as follows:

      (x)   the amount of that Cash on that day; multiplied by

      (y)   the Interest Rate in effect for that day; divided by

      (z)   360.

"Interest Period" means the period from (and including) the last Local Business Day on which an Interest Amount was Transferred (or, if no Interest Amount has yet been Transferred, the Local Business Day on which Posted Collateral in the form of Cash was Transferred to or received by the Secured Party) to (but excluding) the Local Business Day on which the current Interest Amount is to be Transferred,

"Interest Rate" means the rate specified in Paragraph 13.

"Local Business Day", unless otherwise specified in Paragraph 13, has the meaning specified in the Definitions Section of this Agreement, except that references to a payment in clause (b) thereof will be deemed to include a Transfer under this Annex.

"Minimum Transfer Amount" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Notification Time" has the meaning specified in Paragraph 13.

"Obligations" means, with respect to a party, all present and future obligations of that party under this Agreement and any additional obligations specified for that party in Paragraph 13.

"Other Eligible Support" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"Other Posted Support" means all Other Eligible Support Transferred to the Secured Party that remains in effect for the benefit of that Secured Party.

"Pledgor" means either party, when that party (i) receives a demand for or is required to Transfer Eligible Credit Support under Paragraph 3(a) or (ii) has Transferred Eligible Credit Support under Paragraph 3(a).

"Posted Collateral" means all Eligible Collateral, other property, Distributions, and all proceeds thereof that have been Transferred to or received by the Secured Party under this Annex and not Transferred to the Pledgor pursuant to Paragraph 3(b), 4(d)(ii) or 6(d)(i) or released by the Secured Party under Paragraph 8. Any Interest Amount or portion thereof not Transferred pursuant to Paragraph 6(d)(ii) will constitute Posted Collateral in the form of Cash.

"Posted Credit Support" means Posted Collateral and Other Posted Support.

"Recalculation Date" means the Valuation Date that gives rise to the dispute under Paragraph 5; provided, however, that if a subsequent Valuation Date occurs under Paragraph 3 prior to the resolution of the dispute,.then the "Recalculation Date" means the most recent Valuation Date under Paragraph 3.

"Resolution Time" has the meaning specified in Paragraph 13.

"Return Amount" has the meaning specified in Paragraph 3(b).

"Secured Party" means either party, when that party (i) makes a demand for or is entitled to receive Eligible Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

"Specified Condition" means, with respect to a party, any event specified as such for that party in Paragraph 13.

"Substitute Credit Support" has the meaning specified in Paragraph 4(d)(i).

"Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

"Threshold" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Transfer" means, with respect to any Eligible Credit Support, Posted Credit Support or Interest Amount, and in accordance with the instructions of the Secured Party, Pledgor or Custodian, as applicable:

      (i) in the case of Cash, payment or delivery by wire transfer into one or more bank accounts specified by the recipient;

      (ii) in the case of certificated securities that cannot be paid or delivered by book-entry, payment or delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, assignments in blank, transfer tax stamps and any other documents necessary to constitute a legally valid transfer to the recipient;

      (iii) in the case of securities that can be paid or delivered by book-entry, the giving of written instructions to the relevant depository institution or other entity specified by the recipient, together with a written copy thereof to the recipient, sufficient if complied with to result in a legally effective transfer of the relevant interest to the recipient; and

      (iv) in the case of Other Eligible Support or Other Posted Support, as specified in Paragraph 13.

"Valuation Agent" has the meaning specified in Paragraph 13.

"Valuation Date" means each date specified in or otherwise determined pursuant to Paragraph 13.

"Valuation Percentage" means, for any item of Eligible Collateral, the percentage specified in Paragraph 13.

"Valuation Time" has the meaning specified in Paragraph 13.

"Value" means for any Valuation Date or other date for which Value is calculated and subject to Paragraph 5 in the case of a dispute, with respect to:

      (i)   Eligible Collateral or Posted Collateral that is:

            (A)   Cash, the amount thereof; and

            (B) a security, the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any;

(ii) Posted Collateral that consists of items that are not specified as Eligible Collateral, zero; and

(iii) Other Eligible Support and Other Posted Support, as specified in Paragraph 13.

                             CREDIT SUPPORT ANNEX
                            Elections and Variables
                         dated as of February 27, 2006
                                    between
                    LEHMAN BROTHERS SPECIAL FINANCING INC.
              (hereinafter referred to as "Party A" or "Pledgor")
                                      and
         THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Swap Contract Administrator for CWABS, Inc. Asset-Backed Certificates Series 2006-3, pursuant to a Swap Contract
                           Administration Agreement
           (hereinafter referred to as "Party B" or "Secured Party")

Paragraph 13. Elections and Variables

(a) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes the following additional obligations:

      With  respect to Party A, not applicable.

      With  respect to Party B, not applicable.

(b)   Credit Support Obligations.

      (i)   Delivery Amount, Return Amount and Credit Support Amount

            (A)   "Delivery Amount" has the meaning specified in Paragraph
                  3(a)

            (B)   "Return Amount" has the meaning specified in Paragraph 3(b).

            (C) "Credit Support Amount" means, for any Valuation Date, "Credit Support Amount" means, for any Valuation Date, an amount equal to 100.0% of the Secured Party's Exposure for the next Valuation Date and the product of the Volatility Buffer and the Notional Amount.

      (ii) Eligible Collateral. At such time as Party A is required to post collateral pursuant to Part l(h)(A) of the Schedule), the following items will qualify as "Eligible Collateral" (together with such other collateral types (and related valuation percentages) with respect to which Rating Agency Confirmation is provided):

                                                                                               Valuation
            Collateral Type                                                                    Percentage
            ---------------                                                                    ----------
            (A)      cash.                                                                        100%

            (B)      Negotiable debt obligations issued by the U.S. Treasury                       99%
                     Department.

            (C)      demand and time deposits in, certificates of deposit of,                      98%
                     bankers' acceptances payable within 183 days of issuance
                     issued by, or federal funds sold by any U.S. federal or
                     state depository institution or trust company, the
                     commercial paper and/or debt obligations of which (or, in
                     the case of the principal depository institution in a
                     holding company system, the commercial paper or debt
                     obligations of such holding company) at the time of such
                     investment or contractual commitment providing for such
                     investment have a long-term credit rating of "Aaa" by
                     Moody's and "AAA" by Standard & Poor's, in the case of
                     long-term debt



                                      11

                     obligations, or "Prime-1" by Moody's and "A-1+" by Standard & Poor's, in the case of commercial paper and short-term obligations; provided, that in the case of commercial paper and short-term debt obligations with a maturity of longer than 91 days, the issuer thereof must also have at the time of such investment a long-term credit rating of "Aaa" by Moody's and "AAA" by Standard &
                     Poor's.

(iii) Other Eligible Support. The following items will qualify as "Other Eligible Support" for the party specified: Not applicable.

(iv)  Thresholds.

      (A) "Independent Amount" shall not be applicable with respect to Party A or Party B unless otherwise specified in a Confirmation.

      (B)   "Threshold" means, with respect to Party A, zero at any time that
            (1) Party A (or to the extent applicable, its Credit Support Provider) does not have the Required Ratings set forth in Part 1(h)(A) of the Schedule from Standard & Poor's and has failed to transfer its rights and obligations under this Agreement within 30 days of its downgrade or (2) Party A (or to the extent applicable, its Credit Support Provider) does not have the Required Ratings from Moody's; otherwise the Threshold shall be unlimited.

      (C) "Minimum Transfer Amount" means, with respect to a party, $100,000.

      (D) "Rounding". The Delivery Amount and the Return Amount will be rounded up and down respectively to the nearest integral multiple of $1,000.

(c)   Valuation and Timing.

      (i) "Valuation Agent" means Party A. All calculations by the Valuation Agent must be made in accordance with standard market practice, including, in the event of a dispute as to the Value of any Eligible Credit Support or Posted Credit Support, by making reference to quotations received by the Valuation Agent from commonly accepted third party sources.

      (ii) "Valuation Date" means, for purposes of each time that Party A is required to post collateral pursuant to Part l (h)(A) of the Schedule, each Wednesday or, if such day is not a Local Business Day, the next following Local Business Day.

      (iii) "Valuation Time" means the close of business in the location where the relevant product is traded, provided that the calculations of Value and Exposure will made as of approximately the same time on the same date.

      (iv) "Notification Time" means 3:00 p.m., New York time, on a Local Business Day.

      (v) Notice to S&P. At any time while Party A's Credit Support Provider shall fail to have the Approved Rating Thresholds from S&P, Party A shall provide to S&P not later than the Notification Time on the Local Business Day following each Valuation Date the calculations of Exposure and the Value of any Eligible Credit Support or Posted Credit Support for that Valuation Date.

      (vi) External Verification. Notwithstanding the definition of Valuation Agent and Valuation Date, at any time while the long-term unsecured debt or counterparty rating of Party A's Credit Support Provider is not above "BBB", the calculations of Exposure and the Value of any Eligible Credit Support or Posted Credit Support must be verified by an external mark quarterly. The external mark must be obtained by an independent third party, and cannot be verified by the same entity more than four times in any I2-month period. In addition, the external mark-to-market valuations should reflect the higher of two bids from counterparties that would be eligible and willing to provide the swap in the absence of the current provider. The Value of any Eligible Credit Support or Posted Credit Support and Exposure should be based on the greater of the calculations of the Valuation Agent and the external marks, and any deficiencies in Value and Exposure must be cured within three days.

(d) Conditions Precedent and Secured Party's Rights and Remedies. There will be no Specified Conditions for Party A and Party B.

(e)   Substitution

      (i)   "Substitution Date" has the meaning specified in Paragraph
            4(d)(ii).

      (ii) "Consent." The Pledgor need not obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d).

(f)   Dispute Resolution

      (i) "Resolution Time" means 1:00 p.m. on the Local Business Day following the date on which notice is given that gives rise to a default.

      (ii) Value. For the purpose of Paragraph 5(i)c) and 5(ii), the Value of Posted Credit Support other than Cash will be calculated as follows:

            With respect to any Eligible Collateral in the form of securities listed in Paragraph 13(b)(ii) (referred to herein as "Collateral Obligations") the sum of (I)(x) the bid price quoted on such date by a mutually acceptable principal market maker for such Collateral Obligations, or (y) if no such quotation is available from a principal market maker for such date, such bid price as of the day, next preceding such date, on which such quotation was available, in either case multiplied by the applicable Valuation Percentage, plus (II) the accrued interest on such Collateral Obligations (except to the extent Transferred to a party pursuant to any applicable section of this Agreement or included in the applicable price referred to in (I) of this Clause) as of such date,

(ii)  "Alternative." Paragraph 5 will apply.

(g)   Holding and Using Posted Collateral.

      (i)   "Eligibility to Hold Posted Collateral; Custodians."

            Party B and or its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b), provided that the following conditions applicable to it are satisfied:

            (1) The Custodian is a bank or trust company located in the United States having total assets of at least $250,000,000 and a short term unsecured debt or counterparty rating of "Prime-l" from Moody's and "A-1" from Standard & Poor's.

            Initially, the Custodian for Party B is: The Bank of New York.

      (ii) "Use of Posted Collateral" The provisions of Paragraph 6(c) will not apply with respect to the collateral posted by Party A.

(b)   Distributions and Interest Amount

      (i) "Interest Rate." The Interest Rate shall be the actual interest rate achieved on Posted Collateral in the form of Cash that is held by Party B's Custodian. Party B's Custodian shall hold Posted Collateral in the form of Cash in such deposit or investment account as specified by Party A to Party B and reasonably acceptable to Party B's Custodian.

      (ii) "Transfer of Interest Amount." The Transfer of the Interest Amount will be made on the first Local Business Day of each calendar month and on any Local Business Day that Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b).

      (iii) "Alternative to Interest Amount." Not applicable.

(i)   Additional Representation(s). Not applicable.

(j)   "Other Eligible Support and Other Posted Support."

      (i) "Value" with respect to Other Eligible Support and Other Posted Support means: Not applicable.

      (ii) "Transfer" with respect to Other Eligible Support and Other Posted Support means: Not applicable.

(k) Demands and Notices. All demands, specifications and notices made by a party to this Annex will be made pursuant to the Notices Section of this Agreement.

(l) Addresses for Transfers. As agreed upon between the parties from time to time.

(m)   Other Provisions.

      (i) "Volatility Buffer" shall mean the percentage set forth in the following table with respect to any Transaction (other than a Transaction identified in the related Confirmation as a Timing Hedge):

---------------------------------------------------------------------------------------------------------------
The higher of the
short-term credit
rating of (i) Party A    Remaining Weighted                           Remaining Weighted    Remaining Weighted
and (ii) the Credit      Average Life          Remaining Weighted     Average Life          Average Life
Support Provider of      Maturity up to        Average Life Maturity  Maturity up to        Maturity up to
Party A                  3 years               up to 5 years          10 years              30 years
---------------------------------------------------------------------------------------------------------------
At least "A-2"                  2.75                  3.25                   4.00                  4.75
---------------------------------------------------------------------------------------------------------------
"A-3"                           3.25                  4.00                   5.00                  6.25
---------------------------------------------------------------------------------------------------------------
"BB+" or lower                  3.50                  4.50                   5.75                  7.50
---------------------------------------------------------------------------------------------------------------

      (ii) Agreement as to Single Secured Party and Pledger. Party A and Party B agree that, notwithstanding anything to the contrary in the recital of this Annex, Paragraph 1(b) or Paragraph 2 of the definitions in Paragraph 12, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgment in the final sentence of Paragraph 8(a) and the representations in Paragraph 9 and (d) only Party A will be required to post Eligible Credit Support hereunder. Party A also agrees that it short pay all costs of transferring Eligible Credit Support required to be delivered by Party A hereunder.

      The parties executing this Credit Support Annex have executed the Master Agreement and have agreed as to the contents of this Credit Support Annex.

LEHMAN BROTHERS SPECIAL FINANCING INC.    THE BANK OF NEW YORK, not in its
                                          individual or corporate capacity but
                                          solely as Swap Contract
                                          Administrator for CWABS, Inc.
                                          Asset-Backed Certificates Series
                                          2006-3, pursuant to a Swap Contract
                                          Administration Agreement
Party A                                   Party B

_____________________________________     _____________________________________
Name:  Jacqueline M. Didler               Name:
Title: Vice President                     Title:
Date:                                     Date:


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